Exhibit 10.1C
AMENDMENT NO. 3 to EMPLOYMENT AGREEMENT

This AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of November 1, 2022 (the “Effective Date”) by and between Jay D. Debertin (the “Executive”) and CHS Inc. (the “Company”) and amends that certain Employment Agreement dated May 22, 2017 and amended by Amendments No. 1 and No. 2, dated November 5, 2020 and November 3, 2021, respectively, by and between Executive and the Company (the “Employment Agreement”). All terms capitalized herein shall have the same meanings ascribed to them in the Agreement. In the event of any conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall prevail.
WHEREAS, Executive and Company have entered into the Employment Agreement;
WHEREAS, Executive and Company desire to amend the Employment Agreement to extend the term of Executive’s employment pursuant to the Employment Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties amend the Employment Agreement as follows:
•Section 1 of the Agreement (“Term”) is amended by deleting the date “August 31, 2023” and inserting the date “August 31, 2026”.
•The opening paragraph of Section 8(e) is amended to read as follows:
“Expiration of Employment Term After Notice of Non-Renewal by the Company or Termination by Executive Upon Retirement. If the Executive’s employment terminates either, 1). at the end of the Employment Term because the Company has delivered a notice of non-renewal (as described in Section 1), or 2). on or after August 31, 2025, because of the Executive’s retirement (for clarity, which retirement would be without Good Reason) Executive shall be entitled to the following payments and benefits:”

Except as herein above modified, the terms and conditions of the Employment Agreement shall remain in full force and effect.
This Amendment No. 3 may be executed in counterparts and signatures transmitted electronically shall be deemed to be original signatures.
IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer and Executive has executed this Amendment as of the day and year first above written.

CHS INC.                            JAY D. DEBERTIN

By:     _______________________________ _____________________________

Name: Daniel Schurr
Title:     Chair of the Board of Directors